UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

___________________________________________________________________

Date of report (Date of earliest event reported):  September 26, 2008

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-29525	33-0889197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Westchester Avenue White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

CURRENT REPORT ON FORM 8-K

DEBT RESOLVE, INC.

September 26, 2008

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

An American Stock Exchange Panel decision, effective September 22, upheld the Panel’s determination that Debt Resolve is below the standards set forth in Section 1003 (a)(iv) of The Amex Company Guide for continued listing and that the Amex will suspend trading of the Company’s common stock.  Debt Resolve has advised the Amex that it will not appeal, which will allow its securities to be removed from listing and registration on the Amex.  Application has been made to trade Debt Resolve stock on the OTC Bulletin Board.  In the interim, Debt Resolve’s stock may trade on the Pink Sheets.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lawrence Dwyer and Michael Carey have resigned as Directors of the Company, and Kenneth Montgomery has agreed to join the Board to fill a vacancy.  The Company will seek shareholder approval for an additional Board member

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release of Debt Resolve issued September 26, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBT RESOLVE, INC.

Date: September 26, 2008	By:	/s/ Kenneth H. Montgomery
Kenneth H. Montgomery
CEO

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